UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 25, 2011 (February 22, 2011)

Tornier N.V.

(Exact name of registrant as specified in its charter)

The Netherlands

(State or other jurisdiction of incorporation)

333-167370

(Commission File Number)

98-0509600

(IRS Employer Identification No.)

Fred Roeskestraat 123

1076 EE Amsterdam
(+ 31) 20 675 4002

(Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 22, 2011, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Tornier N.V. (the “Company”) approved annual incentive bonus payments for each of its named executive officers under the Company’s annual bonus program for services performed during the fiscal year ended January 2, 2011.  The bonuses paid to each of the named executive officers for services performed during the fiscal year ended January 2, 2011 are set forth in the Company’s Summary Compensation Table below (which has been updated to include the bonus information and to recalculate the information that was previously provided with respect to each named executive officer in the Company’s Summary Compensation Table included in the Company’s Registration Statement on Form S-1, as amended, which was initially filed with the Securities and Exchange Commission on June 8, 2010).  Ms. Diersen and Mr. Klemz received pro-rated annual bonuses based on the number of days they were employed by the Company during the fiscal year ended January 2, 2011.  As a result of his termination of employment, Michael J. Doty was not eligible to receive an annual incentive bonus based on performance during the fiscal year ended January 2, 2011.  The foreign currency exchange rate of 1.3667 U.S. dollars for 1 Euro, the spot conversion rate on February 22, 2011, was used to calculate Mr. Epinette’s non-equity incentive plan compensation amounts for the fiscal year ended January 2, 2011.

Name and principal position	Year	Salary ($)	Option awards ($)	Non-equity incentive plan compensation ($)	All other compensation ($)	Total ($)
Douglas W. Kohrs	2010	490,333	913,625	236,994	0	1,640,952
President, Chief Executive Officer and Director	2009	477,210	478,661	289,189	0	1,245,060
Michael J. Doty	2010	44,315	191,960	0	283,795	520,070
Former Chief Financial Officer	2009	315,667	119,665	131,317	0	566,649
Carmen L. Diersen	2010	172,500	1,711,935	70,691	184,866	2,139,992
Global Chief Financial Officer
Andrew E. Joiner	2010	327,417	456,825	130,901	6,701	921,844
Vice President and General Manager, U.S. Commercial Operations	2009	304,500	239,330	156,818	0	700,648
Stéphan Epinette	2010	278,171	365,450	67,974	95,847	807,442
Vice President, International Commercial Operations	2009	278,866	478,661	109,667	78,418	945,612
Kevin M. Klemz	2010	81,865	899,925	26,839	0	1,008,629
Vice President, Chief Legal Officer and Secretary

In addition to participating in our annual bonus program, Mr. Epinette is eligible to participate in an incentive compensation scheme maintained by the Company’s French operating subsidiary, pursuant to which, in 2010, employees will be eligible to receive an annual incentive payment of up to 16% of base salary, up to a statutory limit of $22,984.  The amount of bonus payable to Mr. Epinette pursuant to the French incentive compensation scheme for services performed during the fiscal year ended January 2, 2011 is not currently calculable, but is expected to be determined during the third quarter of 2011, at which time such amount will be disclosed under Item 5.02(f) on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2011

TORNIER N.V.

By:	/s/ Kevin M. Klemz
Name:	Kevin M. Klemz
Title:	Vice President, Chief Legal Officer and Secretary